IMPAIRMENT OF GOODWILL AND OTHER ASSETS	6 Months Ended
Jun. 30, 2018
Impairment of Goodwill and Other Assets [Abstract]
Impairment of Goodwill and Other Assets
IMPAIRMENT OF GOODWILL AND OTHER ASSETS

In accordance with our accounting policy, goodwill is tested for impairment in the fourth quarter and also when there is an indicator of impairment. Non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable. Refer to note 21 of the 2017 Annual Financial Statements for further information.

For the six months ended June 30, 2018, we recorded impairments of $61 million (2017: $1,130 million impairment reversals) for non-current assets, as summarized in the following table:

Summary of impairments (reversals)

	For the three months ended June 30		For the six months ended June 30
	2018	2017	2018	2017
Equity Method Investments	$30	$—	$30	$—
Acacia	24	—	24	—
Barrick Nevada	11	—	14	—
Cerro Casale	—	—	—	(1,120)
Pascua-Lama	(6)	(9)	(7)	(15)
Other	—	4	—	5
Total	$59	($5)	$61	($1,130)

Indicators of impairment
Second Quarter 2018
Acacia
In the second quarter of 2018, potential indicators of impairment were identified in relation to Acacia, specifically the ongoing uncertainty surrounding a potential resolution between Barrick and the Government of Tanzania ('GoT') as well as the sustained decline in Acacia's market capitalization below its carrying value over the first half of 2018. As a result, an impairment assessment was undertaken in the second quarter, with no impairment loss identified.

The assessment assumed the resumption of concentrate sales and of operations at Bulyanhulu will occur in the second quarter of 2019 and in late 2019, respectively. The assessment also reflected the targeted outcome for a negotiated resolution in line with the proposed framework as reflected in the most recent life of mine ('LOM') plan.

The key assumptions and estimates used in determining the fair value less cost to dispose ("FVLCD') are short- and long-term gold prices of $1,200 and a discount rate of 11%, consistent with the rate used for the impairment assessment completed at December 31, 2017 in the calculation of FVLCD. FVLCD is most sensitive to changes in these key assumptions and to the timing of resolution of the export ban, therefore a sensitivity analysis was performed based on a decrease in the long-term gold price of $100 per ounce, and increase in the discount rate of 1%, and a further six month delay in the resolution of the export ban. A $100 per ounce decrease in long-term gold price would result in the recognition of a non-current asset impairment at Bulyanhulu of $98 million, net of tax. A1% increase in the discount rate and a further delay of six months in the resolution of the export ban would not result in the recognition of an impairment. However, should a negotiated resolution not eventuate, the recoverable value of Bulyanhulu may be further impacted, resulting in a review at such time.

Subsequent to the second quarter close, OreCorp, which is Acacia's joint venture partner in the Nyanzaga project in Tanzania, executed its option under the earn-in agreement to increase its ownership in the project to 51% through a $3 million payment to Acacia. Furthermore, Acacia signed a conditional agreement to sell its remaining 49% interest in the project to OreCorp for $7 million and a net smelter royalty capped at $15 million based on future production. As a result of the agreement, and Acacia's commitment to a sale, Acacia expects to recover the value of the asset through sale and not value in use and as such has valued the asset at fair value less costs to sell of $10 million, resulting in the recognition of an impairment loss of US$24 million in the second quarter of 2018.

Kabanga
In January 2018, new mining regulations relating to mineral rights were issued in Tanzania. These regulations canceled all retention licenses and declared that they no longer have legal effect and any previous holder, along with any third party, of a retention license would need to apply for a new prospecting or mining license for that area. Our 50% interest in the Kabanga project (a joint venture between Barrick and Glencore) was affected by these changes. While we have now submitted our application for a prospecting license, the operating environment for mining projects in Tanzania remains challenging and we have determined that our carrying amount for the project is not recoverable under the current circumstances. As such, we considered this an indicator of impairment, resulting in the recognition of a $30 million impairment, which is equal to the full carrying value of our equity-method investment in the Kabanga JV, in the second quarter of 2018.

First Quarter 2017
Cerro Casale
As noted in note 4(c), on March 28, 2017, we announced the sale of a 25% interest in the Cerro Casale Project in Chile, which would result in Barrick retaining a 50% interest in the Project and this was deemed to be an indicator of impairment reversal in the first quarter of 2017. As such, in first quarter 2017, we recognized a partial reversal of the non-current asset impairment recorded in the fourth quarter of 2014 in the amount of $1.12 billion. The recoverable amount, based on the fair value less cost to dispose as implied by the transaction price, was $1.2 billion.